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                          Exhibit 10 (ii)(A)(12)(b)

                               G U A R A N T Y



         In consideration of, and as an inducement for the granting, execution and delivery of the foregoing lease, dated March 1, 1995 ("Lease"), by ALEXANDER'S, INC., Landlord therein named ("Landlord", which term shall be deemed to include the named Landlord and its successors and assigns) to MARSHALLS OF RICHFIELD, MN., INC., Tenant therein named ("Tenant", which term shall be deemed to include the named Tenant and its successors and assigns), and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration paid by Landlord to the undersigned, the receipt and sufficiency of which are hereby acknowledged, the undersigned, MELVILLE CORPORATION, whose address is One Theall Road, Rye, New York 10580 ("Guarantor", which term shall be deemed to include the named Guarantor and its successors and assigns), hereby guarantees, absolutely and unconditionally, to Landlord the full and prompt payment of rent and other charges and sums (including, without limitation, Landlord's legal expenses and reasonable attorneys' fees and disbursements) payable by Tenant under the Lease, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any rent or other charges and sums, or if Tenant should default in the performance and observance of any of the terms, covenants and conditions contained in the Lease, Guarantor shall and will forthwith pay rent and all other charges and sums, to Landlord and any arrears thereof, and shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Landlord all damages that may arise in consequence of any default by Tenant under the Lease, including, without limitation, all reasonable attorneys' fees and disbursements incurred by Landlord or caused by such default or the enforcement of this Guaranty.

         This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is co-extensive with that of Tenant and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Landlord's part of any kind or nature whatsoever against Tenant and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease, or (b) any non-liability of Tenant under the Lease, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

         This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by

                                    GUARANTY
                                      -1-
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reason of (a) any assignment, renewal, modification, amendment or extension of the Lease, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease by Landlord and Tenant, or (c) any extension of time that may be granted by Landlord to Tenant, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease, or (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant, whether or not notice thereof or of any thereof is given to Guarantor.

         Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor, or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Landlord shall not be required to litigate or otherwise dispute its obligations to make such repayments if it in good faith believes that such obligation exists.

         No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Landlord; nor shall any such waiver be applicable except in the specific instance for which given.

         All of Landlord's rights and remedies under the Lease and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance, as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment of all sums or fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant.

         Guarantor agrees that it will, at any time and from time to time, within thirty (30) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modification). Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the "Shopping Center" (as defined in the

                                    GUARANTY
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Lease) from or through Landlord or by any mortgagee or prospective mortgagee of the Shopping Center or of any interest therein.

         Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State in which the Shopping Center is located.

         Guarantor warrants and represents to Landlord that it has the legal right and capacity to execute this Guaranty. In the event that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a Tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint tenant therein.

         As used herein, the term "successors and assigns" shall be deemed to include the heirs and legal representatives of Tenant and Guarantor, as the case may be. If there is more than one Guarantor, the liability hereunder shall be joint and several. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the Interest Rate (as defined in the Lease).

         IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of the 1st day of March, 1995.


ATTEST:                                           MELVILLE CORPORATION


/s/ Maureen Richards                               By:      Daniel B. Katz
____________________________                           _________________________
   Assistant Secretary                                   Senior Vice President

                                    GUARANTY
                                      -3-

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STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF WESTCHESTER               )


         On this 1st day of March, 1995, before me personally came to me
Daniel B. Katz known, who, being by me duly sworn, did depose and say that he is the Senior Vice President of MELVILLE CORPORATION, the corporation described in and which executed the foregoing Guaranty; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

         In witness whereof I hereunto set my hand and official seal.


                                                /s/ Catherine Comerford
                                                _______________________________

                                                          Notary Public

(Notarial Seal)

                                    GUARANTY
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